UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NOG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 1, 2021, Northern Oil and Gas, Inc. (the “Company”) completed the acquisition of certain oil and gas properties, interests and related assets (the “Acquired Assets”) from Reliance Marcellus, LLC (the “Reliance Acquisition”).

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2021 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of the Acquired Assets and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The statement of revenues and direct operating expenses of the Acquired Assets for the year ended December 31, 2020, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company as of and for the year ended December 31, 2020, giving effect to the Reliance Acquisition, are furnished as Exhibit 99.3 hereto and incorporated herein by reference.

(d)     Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte Haskins & Sells LLP

23.2	Consent of Cawley, Gillespie & Associates, Inc.

23.3	Consent of Cawley, Gillespie & Associates, Inc.

99.2	Statement of Revenue and Direct Operating Expenses of the Acquired Assets for the year ended December 31, 2020

99.3	Unaudited Pro Forma Financial Statements as of and for the year ended December 31, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik J. Romslo
Erik J. Romslo
Chief Legal Officer and Secretary